UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2011

PepsiCo, Inc.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-1183	13-1584302
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road

Purchase, New York 10577

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, beginning in the first quarter of 2011, PepsiCo, Inc. (PepsiCo) realigned certain of its reportable segments to reflect changes in management responsibility. As a result, as of the beginning of PepsiCo’s 2011 fiscal year, its Quaker snacks business in North America will be reported within its Quaker Foods North America (QFNA) segment. Prior to this change, Quaker snacks in North America was reported as part of PepsiCo’s Frito-Lay North America (FLNA) segment. Additionally, as of the beginning of the first quarter of 2011, PepsiCo’s South Africa snacks business will be reported within its Europe segment. Prior to this change, this business was reported as part of PepsiCo’s Asia, Middle East & Africa (AMEA) segment. These changes did not impact PepsiCo’s other existing reportable segments.

PepsiCo is filing this Current Report on Form 8-K to reclassify historical segment information to correspond with PepsiCo’s current segment structure.

Exhibit 99.1 to this Current Report on Form 8-K, included herein, provides reclassified segment discussions within Part I, “Item 1. Business;” Part II, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;” and footnotes 1, 3 and 4 to PepsiCo’s consolidated financial statements, in each case as included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2010 (the 2010 Form 10-K), as filed with the Securities and Exchange Commission (SEC) on February 18, 2011.

The changes in the reportable segment structure discussed above, as reflected in the information included in this Current Report on Form 8-K, affect only the manner in which the results for the QFNA, FLNA, Europe and AMEA segments were previously reported. This Current Report on Form 8-K does not reclassify nor restate PepsiCo’s previously reported consolidated financial statements for any period, and all other information in the 2010 Form 10-K remains unchanged, including footnote 2 and footnotes 5 through 15 to PepsiCo’s consolidated financial statements, and has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2010 Form 10-K with the SEC. Beginning in 2011, PepsiCo’s financial statements will reflect the realignment of its reportable segments with prior periods adjusted accordingly.

Item 9.01(d).   Exhibits

Exhibit No.	Description

23	Consent of Independent Registered Public Accounting Firm

99.1	Part I, “Item 1. Business;” Part II, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;” Consolidated Financial Statements (as Previously Reported) and Accompanying Revised Footnotes; and the Report of Independent Registered Public Accounting Firm

101	The following materials from PepsiCo, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 31, 2011 formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Statement of Income, (ii) the Consolidated Statement of Cash Flows, (iii) the Consolidated Balance Sheet, (iv) the Consolidated Statement of Equity and (v) Notes to the Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date: March 31, 2011	By:	/s/ Thomas H. Tamoney, Jr.
	Name:	Thomas H. Tamoney, Jr.
	Title:	Senior Vice President, Deputy General Counsel & Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

23	Consent of Independent Registered Public Accounting Firm

99.1	Part I, “Item 1. Business;” Part II, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;” Consolidated Financial Statements (as Previously Reported) and Accompanying Revised Footnotes; and the Report of Independent Registered Public Accounting Firm

101	The following materials from PepsiCo, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 31, 2011 formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Statement of Income, (ii) the Consolidated Statement of Cash Flows, (iii) the Consolidated Balance Sheet, (iv) the Consolidated Statement of Equity and (v) Notes to the Consolidated Financial Statements.